UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

☒	Filed by the Registrant

☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Zivo Bioscience, Inc.
(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

ZIVO BIOSCIENCE, INC.

To be held July 28, 2022

TO THE SHAREHOLDERS OF

Zivo Bioscience, Inc.:

We are pleased to invite you to attend our 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Zivo Bioscience, Inc. to be held on Thursday, July 28, 2022, at 11:00 a.m. Eastern Time at 3600 Centerpoint Parkway, Pontiac, MI 48341.

The attached Proxy Statement describes the matters proposed by your Board of Directors to be considered and voted upon by our shareholders at our Annual Meeting. These items are more fully described in the following pages, which are hereby made part of this Notice.

The Annual Meeting will be held for the following purposes:

1.

To elect: (i) one Class I director to hold office until the 2023 annual meeting of shareholders, (ii) one Class II director to hold office until the 2024 annual meeting of shareholders, and (iii) two Class III directors to hold office until the 2025 annual meeting of shareholders, each until their respective successors have been duly elected and qualified;

2.	To ratify the appointment our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.	To approve (on an advisory basis) the compensation of our named executive officers.

The Board of Directors has fixed the close of business on June 28, 2022 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only holders of common stock of record at the close of business on June 28, 2022 will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or adjournments thereof.

We currently intend to hold the Annual Meeting in person. However, in the event we determine it is not possible or advisable to hold the Annual Meeting in person, we will publicly announce alternative arrangements for the Annual Meeting as promptly as practicable before the Annual Meeting, which may include holding the Annual Meeting solely by means of remote communication (i.e., a virtual-only Annual Meeting). Please monitor our website at www.zivobioscience.com for updated information.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 28, 2022:

The Proxy Statement and the Annual Report for the fiscal year ended December 31, 2021 are available at https://www.iproxydirect.com/index.php/ZIVO.

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Zivo Bioscience, Inc.

21 E. Long Lake Road, Suite 100

Bloomfield Hills, MI 48304

(248) 452-9866

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 28, 2022

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board of Directors (the “Board”) solicits your proxy on our behalf for the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) and at any postponement or adjournment of the Annual Meeting for the purposes set forth in this Proxy Statement. The Annual Meeting will be held at 3600 Centerpoint Parkway, Pontiac, MI 48341 on Thursday, July 28, 2022 at 11:00 a.m. local time.

Accompanying this Proxy Statement is the proxy card which you may use to indicate your vote as to the proposals described in this Proxy Statement. Our Annual Report on Form 10-K for the year ended December 31, 2021 also accompanies this Proxy Statement but does not constitute part of these proxy soliciting materials. We anticipate that this Proxy Statement and the accompanying proxy card will be mailed to our shareholders on or about July 5, 2022.

We currently intend to hold the Annual Meeting in person. However, in the event we determine it is not possible or advisable to hold the Annual Meeting in person, we will publicly announce alternative arrangements for the Annual Meeting as promptly as practicable before the Annual Meeting. Please monitor our website at www.zivobioscience.com for updated information.

Unless we state otherwise or the context otherwise requires, references in this proxy statement to “we,” “our,” “us”, or the “Company” are to Zivo Bioscience, Inc., a Nevada corporation.

Voting of Shares by Proxy

Shareholders may vote at the Annual Meeting by attending in person or by proxy. Execution of a proxy will not in any way affect a shareholder’s right to attend and vote at the Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before it is voted. Proxies may be revoked by (1) filing with our Secretary, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a date later than the date of such proxy, (2) duly executing a later dated proxy relating to the same shares and delivering it to our Secretary before the taking of the vote at the Annual Meeting or (3) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). If your shares are held in “street name,” that is, you hold your shares in an account with a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the Annual Meeting. Any written notice of revocation or subsequent proxy should be sent to Zivo Bioscience, Inc., 21 E. Long Lake Road, Suite 100, Bloomfield Hills, MI 48304, attention: Corporate Secretary, at or before the taking of the vote at the Annual Meeting.

Record Date

The close of business on June 28, 2022 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of June 28, 2022, we had outstanding 9,419,660 of our common stock, par value $0.001 (the “Common Stock”). A shareholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

Quorum and Votes Required

The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business at the Annual Meeting. Votes withheld from a nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A “non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

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Directors will be elected by a plurality of the votes cast by shareholders entitled to vote at the Annual Meeting. Proposals 2 and 3 require the affirmative vote of the majority of the votes cast at the Annual Meeting. An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to shareholders is tabulated separately. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of determining whether there is a quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at the Annual Meeting. As a result, abstentions and broker “non-votes” will not have any effect on any of the proposals.

The persons named as the proxies, Keith R. Marchiando and John B. Payne, were selected by the Board of Directors and are executive officers of the Company. All properly executed proxy cards returned in time to be counted at the Annual Meeting will be voted. Any shareholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee’s name in the space provided on the proxy card.

All proxies will be voted in accordance with the shareholders’ instructions, and if no choice is specified, the enclosed proxy card (or any signed and dated copy thereof) will be voted in favor of the matters set forth in the accompanying notice of Annual Meeting of shareholders.

By order of the Board of Directors

Zivo Bioscience, Inc.

/s/ Keith R. Marchiando

Keith R. Marchiando

Chief Financial Officer

July 5, 2022

YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ZIVO HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT. THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT. THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

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QUESTIONS AND ANSWERS

Q: What may I vote on?

A. You may vote on the following proposals:

1. ELECTION OF DIRECTORS

There are four nominees for election to the Company’s Board of Directors this year: (i) one Class I director to hold office until the 2023 annual meeting of shareholders, (ii) one Class II director to hold office until the 2024 annual meeting of shareholders, and (iii) two Class III directors to hold office until the 2025 annual meeting of shareholders, each until their respective successors have been duly elected and qualified.

The following table provides information regarding the directors up for nomination:

NAME	CLASS
Christopher D. Maggiore	Class I
Nola E. Masterson	Class II
John B. Payne	Class III
Alison A. Cornell	Class III

Your Board recommends a vote FOR each of the nominees.

2. RATIFICATION OF AUDITOR

We are requesting that shareholders approve the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Your Board recommends a vote FOR the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2022.

3. ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are requesting that shareholders approve, on an advisory basis, the compensation of our named executive officers.

Your Board recommends a vote FOR the approval of the compensation of our named executive officers.

Q: Who is entitled to vote?

A: Shareholders of record as of the close of business June 28, 2022 are entitled to vote at the Annual Meeting.

Q: How do I vote?

A: You may vote either at the Annual Meeting or by proxy. If you choose to vote by proxy, sign and date the proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted as follows: (i) FOR each nominee, (ii) FOR the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2022, and (iii) FOR the approval of the compensation of our named executive officers.

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Q: How does discretionary authority apply?

A: If you sign your proxy card, but do not make any selections, you give authority to Keith R. Marchiando, Chief Financial Officer and John B. Payne, Chief Executive Officer, to vote in their discretion on each proposal and any other matter that may properly come before the Annual Meeting.

Q: How many shares can vote?

A: As of the close of business on the record date, June 28, 2022, there were 9,419,660 shares of Common Stock issued and outstanding. Every holder of Common Stock as of the close of business on June 28, 2022, the record date, is entitled to one vote for each share held.

Q: What is a “quorum?”

A: The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, whether in person or by proxy, constitutes a “quorum” at the Annual Meeting. There must be a quorum for the Annual Meeting to be held.

Q: Who can attend the Annual Meeting?

A: All shareholders that held shares of our Common Stock on June 28, 2022, the record date, are entitled to attend.

Q: How will voting on any other business be conducted?

A: Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Keith R. Marchiando, Chief Financial Officer and John B. Payne, Chief Executive Officer, to vote on such matters at their discretion.

Q: Can a shareholder nominate someone to be a director of ZIVO?

A: Our bylaws do provide a procedure for shareholders to nominate directors. Nominations for the election of directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Subject to compliance with applicable United States securities laws and the rules and regulations of the Securities and Exchange Commission (“SEC”), nominations by shareholders may be made by notice in writing to the Secretary of the Company not less than 14 days nor more than 60 days prior to any meeting of the shareholders called for the election of directors; provided, however, that if less than 21 written days’ notice of the meeting is given to shareholders, such notice of nomination by a shareholder shall be given to the Secretary of the Company not later than the close of the fifth day following the day on which notice of the meeting was mailed to shareholders.

The Board of Directors has a standing Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, in selecting individuals to be nominated for election to the Board of Directors, considers, among other things, the following qualifications in nominating an individual: diversity in background, age, experience, qualifications, attributes and skills, independence, integrity, business experience and acumen, education, accounting and financial expertise, reputation, civic and community relationships and industry knowledge and relationships. In nominating an existing director for re-election to the Board of Directors, the Board of Directors will consider and review an existing director’s attendance, performance and length of service.

Q: Who is soliciting proxies?

A: The enclosed proxy is being solicited by the Board of Directors of ZIVO on behalf of ZIVO. The cost of the solicitation shall be borne by the Company. It is anticipated that solicitations of proxies for the meeting will be made only by use of the mail; however, we may use the services of our directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred in the performance of that task.

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Q: How can I access the Company’s proxy materials and annual report on Form 10-K?

A: The “Investors” section of the Company’s website, http://www.zivobioscience.com, provides access, free of charge, to SEC reports as soon as reasonably practicable after the Company electronically files such reports with, or furnishes such reports to, the SEC, including proxy materials, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports. In addition, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 will be sent to any shareholder, without charge, upon written request sent to the Company, addressed to Keith R. Marchiando, Chief Financial Officer, Zivo Bioscience, Inc., 21 E. Long Lake Road, Suite 100, Bloomfield Hills, MI 48304. Alternatively, the Company’s Annual Report on Form 10-K and the proxy statement may be accessed at: https://www.iproxydirect.com/index.php/zivo.

The references to the website addresses of the Company in this proxy statement are not intended to function as a hyperlink and, except as specified herein, the information contained on such websites is not part of this proxy statement.

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PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

Introduction

John B. Payne (Chief Executive Officer), Christopher D. Maggiore, Nola E. Masterson, and Alison A. Cornell, each existing Directors, have been nominated to be elected as members of the Board of Directors at the Annual Meeting. If elected, the nominee for Class I will hold office until the 2023 annual meeting of shareholders, the nominee for Class II will hold office until the 2024 annual meeting of shareholders, and the two nominees for Class III will hold office until the 2025 annual meeting of shareholders, each until their respective successors have been duly elected and qualified.

The following table provides information regarding the directors up for nomination:

NAME	CLASS
Christopher D. Maggiore	Class I
Nola E. Masterson	Class II
John B. Payne	Class III
Alison A. Cornell	Class III

Each of the nominees has consented to serve as a director if elected; however, if any nominee is unable or declines to serve, which we do not expect to happen, proxy holders may vote the proxies in accordance with their best judgment for another qualified nominee. If any of the nominees becomes unavailable to stand for re-election at the Annual Meeting, the Board of Directors may designate a substitute and proxies not withholding votes for the original nominee will be cast for the substitute. Proxies may not be voted for a greater number of persons to the Board of Directors than the number of nominees named herein.

Nominees

Christopher D. Maggiore

Age: 56

Director since 2013

Mr. Maggiore was appointed in August 2013 to serve as a director of the Company. He serves on the Audit Committee and Compensation Committee. Mr. Maggiore is a successful private investor and has been involved in real estate development, building and management of businesses for over 25 years. He currently owns and manages a portfolio of businesses and investments. Mr. Maggiore provides the Board of Directors with experiences as a successful entrepreneur and builder of business organizations.

Nola E. Masterson

Age: 75

Director since 2014

Ms. Masterson was appointed in September 2014 to serve as a director of the Company. She serves on the Nominating and Corporate Governance Committee as Chair and on the Audit Committee. Since 1982, she has been the chief executive officer of Science Futures, Inc., an investment and advisory firm. Ms. Masterson is currently managing member and general partner of Science Futures LLC, I and II, which are venture capital funds invested in life science funds and companies. Ms. Masterson was a Venture Partner in TVM Capital, a large global venture firm. She was a member of the board of directors of Repros Therapeutics Inc. (sold to Allergan plc [NYSE: AGN] in January 2018) and served on the audit committee, nominating committee and the compensation committee at that company. She is an Adjunct Professor in the Management School of the University of San Francisco. Ms. Masterson was a biotechnology analyst on Wall Street, working with Drexel Burnham Lambert and Merrill Lynch, and is co-founder and CEO of Sequenom, Inc., a genetic analysis company located in San Diego, California, which has been sold to LabCorp. Ms. Masterson is the Chair Emeritus of the California Life Science Association Institute, a 501(c)(3) organization, which promotes science education, workforce development and best practices as well as entrepreneurs in the bioeconomy. Ms. Masterson began her business career at Ames Company, a division of Bayer, and spent eight years at Millipore Corporation in sales and sales management and as Vice President of the Biotechnology Division. She received her Master’s degree in Biological Sciences from George Washington University, and continued Ph.D. work at the University of Florida. Ms. Masterson provides us with the benefit of her extensive experience as an entrepreneur and an analyst on Wall Street, as well as her 40 years of investment advisory expertise and experiences in the life sciences industry.

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John B. Payne

Age: 74

Director since 2013

Mr. Payne was appointed to serve as President and Chief Executive Officer of the Company in January 2022, and as a director of the Company in July 2013. Mr. Payne is the Vice Chairman of the Board of National Veterinary Associates, and formerly President and CEO of Compassion-First Pet Hospitals, from 2014 through 2020. Compassion-First Pet Hospitals is a family of specialty and emergency veterinary hospitals throughout the United States and is dedicated to changing the veterinary landscape and elevating patient outcomes. With 100+ hospitals across 22 states, Compassion-First has more than 3,000 employees and more than 230 board-certified veterinary specialists across a wide range of medical disciplines. Mr. Payne currently serves as the Chairman of the Board for American Humane and is Chairman of the Board for ZIVO Bioscience. He is the Vice Chairman of the Board of Regents at Ross University School of Medicine and School of Veterinary Medicine. He also served on the board of directors of Nexvet, a bio science company located in Dublin, Ireland until the company was sold to Zoetis in 2018. Prior to creating Compassion-First, Mr. Payne served as a member of the Global Leadership Team for Mars Pet Care. He also served as the President and CEO of Banfield Pet Hospitals and served as the President and General Manager of Bayer Healthcare’s North American Animal Health Division. Mr. Payne provides the Board of Directors with valuable insight and experience in the animal care and pharmaceutical fields.

Alison A. Cornell

Age: 60

Director since 2021

Ms. Cornell was appointed in February 2021 to serve as a director of the Company. She serves on the Audit Committee and Compensation Committee as Chair, and on the Nominating and Corporate Governance Committee. Ms. Cornell served as the Executive Vice President & Chief Financial Officer of Compassion-First Pet Hospitals from July 2017 through 2021. Previously, she served as Executive Vice President & Chief Financial Officer of International Flavors & Fragrances Inc. (NYSE: IFF, Euronext Paris: IFF) from July 2015 through October 2016, and before that, she served multiple roles at Covance, Inc. (NYSE: CVD) from 2004 through July 2015, including Corporate Senior Vice President & Chief Financial Officer. Ms. Cornell provides the Board of Directors with significant accounting, financial and global business leadership experience.

Votes Required to Elect Directors; Board Recommendation

Directors are elected by a plurality of the votes of the shares entitled to vote in the election and present, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF CHRISTOPHER D. MAGGIORE, NOLA E. MASTERSON, JOHN B. PAYNE, AND ALISON A. CORNELL AS DIRECTORS OF THE COMPANY.

INFORMATION WITH RESPECT TO THE BOARD OF DIRECTORS

The following is a brief description of the structure and certain functions of our Board of Directors. Each of the current directors is serving until his or her respective successor is duly elected and qualified, subject to earlier resignation. The Board currently consists of four directors, one of whom is an employee director, each of whom has been nominated for election as a director at this Annual Meeting. During 2021, our Board determined that Mr. Maggiore, Ms. Cornell, Ms. Masterson, and former director Mr. Rondeau were all independent within the meaning of the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”). Mr. Payne was considered independent until his appointment as Chief Executive Officer on January 7, 2022. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Each director was nominated based on his or her knowledge of the Company, his or her skills, expertise and willingness to serve as a director. The Board usually meets in scheduled meetings either in person, via conference telephone call or other remote means. The Board of Directors held 7 meetings during the fiscal year ended December 31, 2021. Each of the directors attended at least 75% of the scheduled meetings of the Board of Directors, and applicable committee meetings, if such director served on the committee, during the period. Members of the Board of Directors are strongly encouraged to attend the Company’s annual meeting of shareholders in person. If attendance in person is not possible, members of the Board of Directors are strongly encouraged to attend the Company’s annual meeting of shareholders via telephone or similar communication equipment. Each of the directors attended the annual meeting of shareholders in 2021.

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Structure and Operation of the Board

Mr. Payne acts as the Chairman of our Board and Chief Executive Officer. The Board has standing Audit, Compensation and Nominating and Corporate Governance committees. The following is a brief description of each of these committees.

Compensation Committee

The Compensation Committee, which is currently comprised of Ms. Cornell, as Chair, and Mr. Maggiore, may approve, depending on the availability of the full Board of Directors, grants of awards to employees, may determine the terms and conditions provided for in each option grant, and may, as requested by our President and Chief Executive Officer, review and recommend to the Board of Directors the amount of compensation to be paid to our officers. The Compensation Committee generally convenes on an as needed basis. The Compensation Committee met 3 times during 2021. The Board of Directors has determined that each member of the Compensation Committee is independent, as independence is defined under the rules of Nasdaq.  Our Compensation Committee charter is available on our website, www.zivobioscience.com, under the “Investors - Corporate Governance” tab.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently comprised of Ms. Masterson, as Chair, and Ms. Cornell. The Nominating and Corporate Governance Committee is responsible for, among other things, considering potential Board members, making recommendations to the full Board as to nominees for election to the Board and assessing the effectiveness of the Board. The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. Any such candidates will be evaluated on the same basis as other candidates being evaluated by the Nominating and Corporate Governance Committee. Information with respect to such candidates should be sent to Zivo Bioscience, Inc., 21 East Long Lake Road, Ste 100, Bloomfield Hills, MI 48304, Attention: Secretary. The Nominating and Corporate Governance Committee considers the needs for the Board of Directors as a whole when identifying and evaluating nominees and, among other things, considers diversity in background, age, experience, qualifications, attributes and skills in identifying nominees, although it does not have a formal policy regarding the consideration of diversity. Each current director nominee was recommended by the Nominating and Corporate Governance Committee. The Nominating & Corporate Governance Committee met 1 time in 2021. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent, as independence is defined under the rules of Nasdaq. Our Nominating and Corporate Governance Committee charter is available on our website, www.zivobioscience.com, under the “Investors - Corporate Governance” tab.

Audit Committee

The Audit Committee reviews with management and the Company’s independent public accountants the Company’s financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the independent accountants upon the financial condition of the Company and its accounting controls and procedures and such other matters as the Audit Committee deems appropriate.

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The functions of the Audit Committee include:

•	Selecting our independent auditors;

•	Reviewing the results and scope of the audit and other services provided by our independent auditors; and

•	Reviewing and evaluating our audit and control functions.

The Audit Committee is currently comprised of Ms. Cornell, as Chair, and Ms. Masterson and Mr. Maggiore. The Board has determined that each of Ms. Cornell, Ms. Masterson, and Mr. Maggiore is “independent’ under Nasdaq independence standards. Additionally, the Board has determined that Ms. Cornell qualifies as an “audit committee financial expert” as that term is defined in rules promulgated by the SEC. The designation of an “audit committee financial expert” does not impose upon such persons any duties, obligations or liabilities that are greater than those generally imposed on each of them as a member of the Audit Committee and the Board, and such designation does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board.

The Audit Committee met 5 times in 2021. Our Audit Committee charter is available on our website, www.zivobioscience.com, under the “Investors - Corporate Governance” tab.

Audit Committee Report

The information contained in the following report is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

The Audit Committee has reviewed and discussed with our management and BDO USA, LLP (“BDO”) our audited consolidated financial statements as of and for the fiscal year ended December 31, 2021. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with BDO its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

Audit Committee:

Alison A. Cornell

Christopher D. Maggiore

Nola E. Masterson

Risk Oversight

The Board of Directors oversees the Company’s risk management primarily through the following:

•	review and approval of an annual business plan;

•	review of a summary of risks and opportunities at meetings of the Board of Directors;

•	review of business developments, business plan implementation and financial results;

•	oversight of internal controls over financial reporting; and

•	review of employee compensation and its relationship to our business plans.

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Communication with Shareholders

We have established a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors of ZIVO can send an email to investors@zivobioscience.com or write or telephone Keith R. Marchiando at the Company’s corporate offices:

Keith R. Marchiando

Zivo Bioscience, Inc.

21 E. Long Lake Road, Suite 100

Bloomfield Hills, MI 48304

Telephone: (248) 452-9866

All such communication must state the type and amount of Company securities held by the shareholder and must clearly state that the communication is intended to be shared with the Board of Directors. Mr. Marchiando will forward all such communications to the members of the Board.

Code of Ethics

We have adopted a code of ethics that applies to the Principal Executive Officer and Principal Financial Officer, or those performing similar functions. A copy of the code of ethics is available on our website, www.zivobioscience.com, under the “Investors - Corporate Governance” tab and will be sent to any shareholder, without charge, upon written request sent to 21 East Long Lake Road, Ste 100, Bloomfield Hills, MI 48304, Attention: Secretary. Any amendments to the code of ethics will be posted on our website.

Hedging Policy

The Company, pursuant to the terms of its Insider Trading Policy, prohibits all directors, officers, employees, and certain contractors from engaging in hedging transactions including prepaid variable forwards, equity swaps, collars and exchange funds with respect to the Company’s securities.

Board Diversity Matrix (as of July 5, 2022)

The following matrix is provided in accordance with applicable Nasdaq listing requirements and includes all directors as of July 5, 2022.

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	2	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	—	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+				—
Did Not Disclose Demographic Background				—

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MANAGEMENT

Directors and Executive Officers

The following table sets forth the name, age and position of each of our executive officers and directors as of March 31, 2022:

Name	Age	Positions	Since
John B. Payne	74	President and Chief Executive Officer / Director	2013/2022
Keith R. Marchiando	59	Chief Financial Officer	2021
Christopher D. Maggiore	56	Director	2013
Nola E. Masterson	75	Director	2014
Alison A. Cornell	60	Director	2021

Keith R. Marchiando

Chief Financial Officer

Mr. Marchiando was appointed Chief Financial Officer in January 2021. He joined the Company from New US Nonwovens, LLC (“Nonwovens”), a contract manufacturer of personal care and home care products, where he was Chief Financial Officer since August 2019. At Nonwovens, he was responsible for all aspects of the company’s financial activities, including strengthening corporate controls, implementing financial planning and developing the Company’s IT strategy. Prior to Nonwovens, he served as a consultant to Plante & Moran PLLC from January 2017 to August 2019, where he engaged in interim chief financial officer roles which included restructuring and transitioning companies in ownership changes, supporting M&A activities and enhancing financial functions and processes. Prior to this position, he served as CFO of Perceptron, Inc. beginning in February 2014, and then CFO of AP Exhaust LLC beginning in May 2015. Mr. Marchiando earned a Master’s Degree in Business Administration (MBA) in corporate finance from Carnegie Mellon University’s Tepper School of Management and an undergraduate degree in finance and economics at Lehigh University.

Information with respect to Mr. Maggiore, Ms. Masterson, Mr. Payne, and Ms. Cornell is contained herein under the caption “Proposal No. 1 – Election of Directors – Nominees.”

Each of the officers will serve as such until his or her respective successor is appointed and qualified, or until his or her earlier resignation or removal. All directors hold their positions for one year or until their successors are elected and qualified, subject to their earlier resignation or removal.

Family Relationships

There are no familial relationships between any of our officers and directors.

Procedures for Shareholders to Nominate Directors

Our bylaws provide a procedure for shareholders to nominate directors. Nominations for the election of directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Subject to compliance with applicable United States securities laws and the rules and regulations of the SEC, nominations by shareholders may be made by notice in writing to the Secretary of the Company not less than 14 days nor more than 60 days prior to any meeting of the shareholders called for the election of directors; provided, however, that if less than 21 written days’ notice of the meeting is given to shareholders, such notice of nomination by a shareholder shall be given to the Secretary of the Company not later than the close of the fifth day following the day on which notice of the meeting was mailed to shareholders.

Delinquent Section 16(a) Reports

Section 16 of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock (“insiders”) to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the copies of such forms filed with the SEC and written representations from our directors and executive officers, we believe that during fiscal 2021 each of our insiders timely complied with applicable reporting requirements for transactions in our equity securities, except for the following: Ms. Cornell filed a late Form 3, and each of Ms. Cornell, Mr. Maggiore, Ms. Masterson, and Mr. Payne filed a late Form 4 to report one transaction of a Company grant of a stock option.

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EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal Years 2021 and 2020

The following table summarizes the compensation paid to our named executive officers during or with respect to fiscal 2021 and 2020 for services rendered to us in all capacities.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Total ($)
Andrew A. Dahl	2021	$454,000	(2)	-	1,414,636	-	$1,882,636
Former Chief Executive Officer and Director	2020	$440,000	(2)	-	-	-	$440,000

Keith Marchiando	2021	291,667		72,916	2,875,163	50,000	$3,309,746
Chief Financial Officer	2020	26,400	(3)	-	-	-	$26,400

Philip M. Rice II	2021	280,000	(4)	-	-	50,000	$330,000
Former Chief Financial Officer and Director	2020	$304,852		-	297,248	-	$602,100

(1)

The amounts reported reflect the grant date fair value (excluding the effect of estimated forfeitures). The grant date fair value of each warrant is calculated using the Black Scholes option-pricing model computed in accordance with FASB ASC Topic 718 and does not correspond to the actual amount that will be realized upon exercise by the named executive officers. For valuation assumptions used in determining the grant date fair value of stock options using the Black Scholes pricing model, see Note 10 of the Company’s Financial Statements included on page F-20 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on April 22, 2022.

(2)	Includes $90,000 of deferred salary owed to Mr. Dahl upon the achievement of a Trigger Event as detailed below in “Mr. Dahl’s Employment Agreement”.

(3)	Includes payments made to Mr. Marchiando pursuant to a consulting arrangement, prior to his appointment as Chief Financial Officer of the Company.

(4)	Includes severance payments to Mr. Rice, payable in equal monthly installments.

Executive Compensation Programs

In 2021, the Compensation Committee reviewed financial information and other performance metrics relative to the historical compensation of executive management and comparative information prepared internally. The Compensation Committee also reviewed management’s recommendations for compensation levels of all of the Company’s senior executive officers and considered these recommendations with reference to relative compensation levels of like-size institutions. The totality of the information reviewed by the Compensation Committee was considered when establishing current executive salary levels, and similar analysis is expected to be considered when reviewing and establishing future salaries and long term incentives. The Company’s compensation policies and practices are designed to ensure that they do not foster risk taking above the level of risk associated with the Company’s business model. For this purpose, the Compensation Committee generally considers the Company’s financial performance, comparing that performance to the performance metrics included in the Company’s strategic plan. The Compensation Committee also generally evaluates management’s compensation in light of other specific risk parameters. Based on this assessment, the Compensation Committee believes that the Company has a balanced pay and performance program that does not promote excessive risk taking.

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The Company’s compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company’s compensation programs consist primarily of base salary and bonus.

Base Salary. Base salaries for executive officers are determined in the same manner as those other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual’s position in relation to similar positions in other nutraceutical companies of similar size. Individual salaries were determined this year by considering respective levels of responsibility, position and industry information.

Bonuses. In 2021, each of the named executive officers had specific metrics included in their respective employment agreements that, if met, would entitle them to bonus payments. As a result of the Company’s uplisting offering in June 2021 in which the Company received gross proceeds of $13.8 million, each of Mr. Marchiando and Mr. Rice received $50,000 in bonus payments.

Additionally, in March 2022, the Compensation Committee determined to provide discretionary bonuses based on 2021 performance to its employees, including a bonus to Mr. Marchiando of $72,916.

Equity Grants. In January 2021, in connection with his appointment as Chief Financial Officer of the Company, Mr. Marchiando received a stock option under the 2019 Omnibus Long-Term Incentive Plan (the “2019 Plan”) exercisable for 162,500 shares of Common Stock, at $11.20 per share. 37,500 shares underlying the stock option vested immediately, with 15,625 vesting every six months thereafter.

In October 2021, the Company adopted the Zivo Bioscience, Inc. 2021 Equity Incentive Plan (the “2021 Plan”), and the Board granted stock options under the 2021 Plan to certain directors and officers, including stock option grants to Mr. Marchiando and Mr. Dahl exercisable for 288,000 and 376,000 shares, respectively, at $5.50 per share. The options vest as follows: 25% upon acceptance of the grant, and 25% on each of the next three calendar anniversaries of the grant.

Employment Agreements

As of December 31, 2021, we had an employment agreement in place with our former President & Chief Executive Officer, our current Chief Financial Officer, and a transition agreement with our former Chief Financial Officer.

Mr. Dahl’s Employment Agreement:

The Company’s former Chief Executive Officer, Andrew Dahl, served as Chief Executive Officer under the terms of an amended and restated employment agreement dated November 15, 2019 (“Dahl Agreement”) that superseded all prior employment agreements and understandings. Mr. Dahl received an annual base salary, commencing on June 1, 2019, of $440,000 (“Base Salary”), of which $7,500 per month was deferred until either of the following events occur: (i) within five (5) years after the effective date, the Company enters into a term sheet to receive at least $25,000,000 in equity or other form of investment or debt on terms satisfactory to the board of directors of the Company including funding at closing on such terms of at least $10 million; or (ii) within 12 months after the effective date that the Company receives revenue of at least $10 million.

Mr. Marchiando’s Employment Agreement:

On January 1, 2021, the Company entered into an employment letter with Mr. Marchiando (“Marchiando Agreement”). Under the terms of the Marchiando Agreement, Mr. Marchiando will serve as Chief Financial Officer of the Company for one year, with successive automatic renewals for one year terms, unless either party terminates the Marchiando Agreement on at least sixty days’ notice prior to the expiration of the then current term of the Marchiando Agreement. Mr. Marchiando will receive an annual base salary, commencing on January 1, 2021, of $280,000 (“Marchiando Base Salary”). The Marchiando Base Salary shall increase to $300,000 if within one (1) year after the effective date, the Company enters into a term sheet and receives the related financing to receive at least $10,000,000 in equity or other form of investment or debt (“Third Party Financing”) on terms satisfactory to the board of directors of the Company. Mr. Marchiando shall also receive $25,000 upon the closing, prior to December 31, 2021, of a Third Party Financing that raises at least $10,000,000. If, upon the closing prior to December 31, 2021 of a Third Party Financing that raises over $13,000,000 for the Company, Mr. Marchiando shall receive a maximum bonus of $50,000, as long as Mr. Marchiando is employed at the time of closing.

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If Mr. Marchiando’s employment is terminated by the Company due to death or Disability, or without Cause, or if Mr. Machiando resigns for Good Reason (each as defined in the Marchiando Agreement) or if either party does not renew the employment term, Mr. Marchiando will be entitled to receive the following severance benefits: a continuation of the Marchiando Base Salary for one year, payment of an amount equal to Mr. Marchiando’s target bonus in the year of termination and a fully-vested, nonqualified stock option to purchase 12,500 shares of Common Stock. Additionally, all outstanding and contingent nonqualified options owned directly or beneficially by Mr. Marchiando shall be converted immediately into vested options, with terms as specified in the applicable award agreement.

The Marchiando Agreement provides that if a Change of Control (as defined in the Marchiando Agreement) occurs and Mr. Marchiando resigns for Good Reason (as defined in the Marchiando Agreement) or Mr. Marchiando’s employment is terminated without Cause (as defined in the Marchiando Agreement) during the 24-month period following the Change of Control or during the sixty (60) days immediately preceding the date of a Change of Control, 100% of Mr. Marchiando’s unvested options will be fully vested and the restrictions on his restricted shares will lapse. The Marchiando Agreement also provides for severance payments of, amongst other things, a lump sum payment of 200% of the Marchiando Base Salary, 200% of Mr. Marchiando’s Performance Bonus (as defined in the Marchiando Agreement) earned in the last 12 months preceding the Change of Control and payment of 24 months of the Marchiando Base Salary in such event.

Mr. Rice’s Employment Arrangement:

On March 4, 2020, the Company entered into an employment letter with Philip Rice, Chief Financial Officer of the Company (“Rice Agreement”) that superseded all prior employment understandings and agreements. Under the terms of the Rice Agreement, Mr. Rice will serve as Chief Financial Officer of the Company for one year, with successive automatic renewals for one year terms, unless either party terminates the Rice Agreement on at least sixty days’ notice prior to the expiration of the then current term of the Rice Agreement. Mr. Rice will receive an annual base salary, commencing on January 1, 2020, of $280,000 (“Rice Base Salary”). The Rice Base Salary shall increase to $300,000, when the following event occurs: within one (1) year after the effective date, the Company enters into a term sheet and receives the related financing to receive at least $15,000,000 in equity or other form of investment or debt (“Third Party Financing”) on terms satisfactory to the board of directors of the Company.

On January 7, 2021, the Company and Rice entered into a written agreement concerning Rice’s departure from the Company (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Rice resigned from his position as Chief Financial Officer of the Company effective on January 1, 2021, and following a transition period, agreed to resign from all positions as an officer or employee of the Company effective as of January 31, 2021 (the “Separation Date”). The Separation Agreement provides that Mr. Rice will receive certain benefits that he is entitled to receive under his employment agreement dated March 4, 2020. Accordingly, under the Separation Agreement, subject to non-revocation of a general release and waiver of claims in favor of the Company, the Company has agreed to pay Mr. Rice his base salary of $280,000 for one year and three weeks, beginning on the Separation Date, and grant him an option to purchase 12,500 shares of Common Stock.

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Outstanding Equity Awards at Fiscal Year-End 2021

The following table provides information on the outstanding equity awards held by our named executive officers as of December 31, 2021.

	Option Awards
Name	Grant Date	Number of securities underlying unexercised options exercisable		Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option / Warrant Exercise Price ($)	Option / Warrant Expiration Date
Andrew A. Dahl	11/15/2019	350,000				$8.00	11/15/2029
	12/6/2019	12,500				$11.20	12/6/2029
	11/8/2017	125,000	*			$6.40	11/8/2022
	11/15/2019			75,000		$8.00	11/15/2029
	10/25/2021	94,000		282,000		$5.50	10/20/2031
Keith R. Marchiando	1/1/2021	53,125		109,375		$11.20	12/31/2030
	10/25/2021	72,000		216,000		$5.50	10/20/2031
Philip M. Rice II
	10/28/2019	625	*			$6.40	10/28/2024
	9/26/2019	6,250	*			$6.40	9/26/2024
	8/7/2019	625	*			$8.00	8/7/2024
	5/13/2019	625	*			$8.00	5/13/2024
	2/13/2019	625	*			$8.00	2/13/2024
	11/14/2018	625	*			$11.20	11/14/2023
	9/28/2018	6,250	*			$11.20	9/28/2023
	8/14/2018	625	*			$9.60	8/14/2023
	4/23/2018	625	*			$8.00	4/23/2023
	2/21/2018	625	*			$8.00	2/21/2023
	11/8/2017	75,000	*			$6.40	11/8/2022
	10/19/2017	625	*			$7.20	10/19/2022
	9/11/2017	6,250	*			$5.60	9/11/2022
	8/11/2017	625	*			$4.80	8/11/2022
	5/12/2017	625	*			$7.20	5/12/2022
	3/31/2017	625	*			$6.40	3/21/2022

*Includes compensatory warrants not issued pursuant to an equity compensation plan, prior to the Company’s listing on the Nasdaq Capital Market.

Non-Employee Director Compensation

In October 2021, our Board adopted a non-employee director cash and equity compensation plan. Under this policy, the Company agreed to pay each of its non-employee directors a cash stipend for service on its board of directors and, if applicable, on the Audit Committee, Compensation Committee and Nominating and Corporate Governance committee. Each of the Company’s non-employee directors receives an additional stipend for service as the chairperson of the compensation committee, nominating and corporate governance committee or audit committee or service as the non-executive chairperson. The stipends payable to each non-employee director for service on the Company’s Board are as follows:

	Member Annual Service Stipend(1)	Chairperson Additional Annual Service Stipend
Board of directors	$40,000	$5,000
Audit committee	4,000	2,000
Compensation committee	4,000	2,000
Nominating and corporate governance committee	4,000	2,000

(1) Chairs of each committee do not receive a stipend for being a member of the applicable committee.

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Each non-employee director is automatically granted a stock option to purchase shares of Common Stock with an approximate target value of $50,000 at the close of business on the date of each annual meeting. Such stock options will vest in four equal quarterly installments.

Non-Employee Director Compensation in 2021

The following table sets forth summary information concerning the compensation awarded to, paid to, or earned by the non-employee members of our board of directors for the fiscal year ended December 31, 2021:

Name	Fees Earned or Paid in Cash	Option Awards ($) (1) (2) (3)	Total ($)
Nola E. Masterson	$38,459	$147,821	$186,280
Christopher D. Maggiore	8,767	208,018	216,785
Alison A. Cornell	17,356	83,549	100,905
Robert O. Rondeau. Jr. (4)	27,147	-	27,147
John Payne (5)	39,555	772,367	811,922

(1)

The amounts reported reflect the grant date fair value (excluding the effect of estimated forfeitures). The grant date fair value of each warrant is calculated using the Black Scholes option-pricing model computed in accordance with FASB ASC Topic 718 and do not correspond to the actual amount that will be realized upon exercise by the named Directors. Valuation assumptions used in determining the grant date fair value of 2021 awards are included in Note 10 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on April 22, 2022.

(2)

Represents (i) options to purchase 11,416 shares of Common Stock granted to each non-employee director re-elected at the Company’s 2021 Annual Meeting of Stockholders on October 12, 2021 pursuant to its Non-Employee Director Compensation Policy; and (ii) options to purchase an additional 7,660 shares to Ms. Cornell, 42,000 shares to Mr. Maggiore, 192,000 shares to Mr. Payne, 26,000 shares to Ms. Masterson.

(3)

As of December 31, 2021, each of the following non-employee directors had outstanding compensatory warrants and options as follows: Ms. Masterson, 18,750 compensatory warrants and 37,416 options under the 2021 Plan; Mr. Maggiore, 25,000 compensatory warrants and 53,416 options under the 2021 Plan; Mr. Payne, 143,750 compensatory warrants and 203,416 options under the 2021 Plan; and Ms. Cornell, 19,076 options under the 2021 Plan.

(4)	Mr. Rondeau resigned from the Board effective September 17, 2021.

(5)	Mr. Payne was appointed as President and Chief Executive Officer of the Company effective January 7, 2022.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information regarding each person who is known to us to beneficially own more than 5% of our issued and outstanding shares of Common Stock, and the number of shares of our Common Stock beneficially owned by each of our directors and named executive officers, and all officers and directors as a group. All percentages are based on 9,419,660 shares of Common Stock issued and outstanding as of June 28, 2022, and where applicable, beneficial ownership includes shares which the beneficial owner has the right to acquire within 60 days.

Security Ownership of Certain Beneficial Owners:

Name and Address	Number of Shares Beneficially Owned (1)		% of Class
HEP Investments, LLC 2804 Orchard Lake Rd. Suite 205 Keego Harbor, MI 48302	2,424,341	(2)	24.3%

Mark E. Strome 1688 Meridian Ave, Suite 727 Miami Beach, FL 33139	1,145,820	(3)	11.4%

Christopher D. Maggiore 4788 Nobles Pond Dr. NW Canton, OH 44718	950,963	(4)(5)	9.9%

Security Ownership of Management:

Name	Number of Shares Beneficially Owned (1)		% of Class
Christopher D. Maggiore	950,963	(4)(5)	9.9%
Andrew A. Dahl	83,324	(6)	*
Philip M. Rice II	102,238	(7)	*
John B. Payne	305,656	(8)	3.1%
Nola E. Masterson	51,309	(9)	*
Alison A. Cornell	14,307	(10)	*
Keith R. Marchiando	156,375	(11)	1.6%
All Current Directors and Officers as a Group (5 persons)	1,478,610	(12)	9.1%

* Less than 1%

(1)

Beneficially owned shares, as defined by the SEC, are those shares as to which a person has voting or investment power, or both, and which the beneficial owner has the right to acquire within 60 days. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. “Beneficial” ownership does not necessarily mean that the named person is entitled to receive the dividends on, or the proceeds from the sale of, the shares.

(2)

Includes 552,079 shares of Common Stock issuable upon the exercise of certain warrants. Laith Yaldoo, the manager and controlling member of HEP Investments, LLC, may be deemed to have voting and dispositive power over the shares held by HEP Investments.

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(3)

Based on a Schedule 13D/A filed on October 13, 2020.  Represents shares held by Strome Mezzanine Fund, L.P. ("Strome Mezz"), Mark E. Strome, Strome Alpha Fund, L.P. ("Strome Alpha"), and Strome Investment Management, L.P. ("Strome Investment,” and together with Strome Mezz and Strome Alpha, “Strome Group”), the general partner of each of the entities in the Strome Group is Mark E. Strome. Includes 6,665,623 shares of Common Stock issuable upon the exercise of certain warrants. Mark E. Strome, the sole director, president, and chief executive officer of Strome Group, may be deemed to have voting and dispositive power over the shares held by Strome.  Includes 163,602 shares held of record by the Mark E. Strome Living Trust U/A/D January 15, 1997.

(4)	Includes options to purchase 40,062 shares of Common Stock and warrants to purchase 107,796 shares of Common Stock.

(5)	Includes 98,534 beneficial shares held in the estate of the Robert S. McLain Estate of which Mr. Maggiore is the controlling trustee.

(6)	Includes warrants to purchase 75,000 shares of Common Stock.

(7)	Includes warrants to purchase 101,250 shares of Common Stock owned by Mr. Rice. Mr. Rice’s position as an executive officer of the Company ended effective January 1, 2021.

(8)	Includes options to purchase 152,562 shares of Common Stock and warrants to purchase 143,750 shares of Common Stock.

(9)	Includes options to purchase 28,062 shares of Common Stock and warrants to purchase 18,750 shares of Common Stock.

(10)	Includes options to purchase 14,307 shares of Common Stock.

(11)	Includes options to purchase 156,375 shares of Common Stock.

(12)	Includes options to purchase 391,368 shares of Common Stock and warrants to purchase 270,296 shares of Common Stock.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Party Transactions

We have adopted a formal policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, or other independent members of our board of directors if it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. All of the transactions described below were entered into prior to the adoption of this policy.

Related Party Transactions

We describe below transactions and series of similar transactions, since January 1, 2020, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and

•	any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Other than as described below, there has not been, nor is there any currently proposed, transactions or series of similar transactions to which we have been or will be a party.

HEP Investments

11% Convertible Notes

On December 2, 2011, the Company and HEP Investments entered into the following documents, effective as of December 1, 2011, as amended through May 16, 2018: (i) a Loan Agreement under which the HEP Investments agreed to advance up to $20,000,000 to the Company, subject to certain conditions, (ii) an 11% Convertible Secured Promissory Note in the principal amount of $20,000,000 (“Convertible Note”) (of which a total of $18,470,640 was funded, with a total of $14,380,298 converted into 1,796,287 shares of common stock, leaving a balance advanced of $4,090,342 as of December 31, 2020), (iii) a Security Agreement, under which the Company granted HEP Investments a security interest in all of its assets, (iv) warrants issued to HEP Investments to purchase 20,833 shares of common stock at an exercise price of $9.60 per share (including a cashless exercise provision) which expired September 30, 2016, (v) a Registration Rights Agreement with respect to all the shares of common stock issuable to HEP Investments in connection with the Loan Agreement, in each case subject to completion of funding of the full $20,000,000 called for by the Loan Agreement, and (vi) an Intellectual Property security agreement under which the Company and its subsidiaries granted HEP Investments a security interest in all their respective intellectual properties, including patents, in order to secure their respective obligations to HEP Investments under the Convertible Note and related documents. The Convertible Note was originally convertible into the Company’s common stock at $8.00 per share. In addition, the Company’s subsidiaries guaranteed the Company’s obligations under the Convertible Note. On March 31, 2021, HEP Investments entered into a “Debt Extension and Conversion Agreement” with the Company providing that the Convertible Notes, including principal and accrued interest, would automatically convert into shares of common stock upon consummation of an underwritten public offering of the Company’s common stock.

On June 2, 2021, in accordance with the Debt Extension and Conversion Agreement, all of the outstanding debt and accrued interest for the Convertible Notes was automatically converted into common stock of the Company. The principal amount of $4,090,342 and the accrued interest to June 2, 2021, of $2,161,845 totaled $6,252,187; this total amount was converted into 781,524 shares of common stock (calculated at $8.00 per share). As of December 31, 2021, the Company has no further remaining financial obligations to the HEP Investments under the terms of the Loan Agreement, the Convertible Note or the Registration Rights Agreement. Additionally, as of the conversion of the total outstanding principal and accrued interest balance, HEP Investments no longer retains a security interest in the Company’s intellectual property or other assets.

In January 2019, and in connection with the Convertible Note, HEP Investments entered into a life insurance policy for Andrew Dahl, our former Chief Executive Officer. On February 23, 2021, the Company and HEP Investments entered into a Letter Agreement in which the Company agreed to pay certain premiums of $2,565 per month under the life insurance policy while payments under the Convertible Note remained outstanding. Upon conversion of the Convertible Notes on June 2, 2021, the Company immediately stopped paying the premiums under the life insurance policy.

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License Co-Development Participation Agreement

Between August 2020 and May 2021, HEP Investments invested $310,000 into License Co-Development Participation Agreements (including the conversion of $100,000 of a working capital loan), and in connection with such arrangement, received warrants exercisable for (i) 8,438 shares of Common Stock at $9.60 per share, (ii) 1,500 shares of Common Stock at $11.20 per share, and (iii) 1,688 shares of Common Stock at $10.40 per share.

Strome

Convertible Notes

On June 6, 2018, HEP Investments and Strome Mezzanine Fund LP and Strome Alpha Fund LP (“Strome”), a holder of over 5% of our Common Stock, entered into the First Amended and Restated Participation Agreement (amending the June 17, 2017 agreement) whereby Strome agreed to fund a total of $691,187 (“the committed funding”), through HEP Investment’s 11% convertible note (at a conversion price of $8.00). Additionally, in June 2018, the Company issued to Strome a warrant exercisable for 312,500 shares of Common Stock at an exercise price of $8.00 for a term of 5 years, in exchange for $2 million.

On June 2, 2021, in accordance with the Debt Extension and Conversion Agreement between Strome and the Company, all of the $2,191,187 in principal outstanding debt and $419,096 in the convertible notes was automatically converted into 326,286 shares of common stock at $8.00 per share. As of the conversion of the total outstanding principal and accrued interest balance, Strome no longer retains a security interest in the Company’s intellectual property or other assets.

License Co-Development Participation Agreement

On October 8, 2020, Strome invested $500,000 into a License Co-Development Participation Agreement, and in connection with such arrangement, received warrants exercisable for 18,750 shares of Common Stock at $9.60 per share.

Christopher D. Maggiore

During the year ended December 31, 2020, Mr. Maggiore, advanced $20,000 to the Company. On September 15, 2020, Mr. Maggiore applied the $20,000 of the loan balance to fund the purchase of 2,500 shares of Common Stock at an exercise price of $8.00 per share. During the year ended December 31, 2020, the Company accrued interest expense on loans payable to Mr. Maggiore of $1,254. On October 21, 2020, Mr. Maggiore applied the $1,254 of the accrued interest to purchase 157 shares of Common Stock at an exercise price of $8.00 per share.

Other

On June 2, 2021, the Company completed its planned public offering of common stock shares and common stock warrants. Two of the Company’s board of directors participated in the offering; Christopher D. Maggiore purchased 100,000 units, and Alison A. Cornell purchased 15,000 units. No other related parties participated in the offering.

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PROPOSAL NO. 2 —  RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BDO as the independent registered public accounting firm to audit the Company's consolidated financial statements for the year ending December 31, 2022.

At the Annual Meeting, the shareholders are being asked to ratify the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board is submitting the selection of BDO to our shareholders because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the votes present in person or by proxy and entitled to vote on the proposal, the Board would reconsider the appointment. Even if our shareholders ratify the selection, our Board, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Board believes that such a change would be in our best interests and the interests of our shareholders.

Audit Services and Fees

Change in Independent Registered Public Accounting Firm

On November 30, 2021, Wolinetz, Lafazan & Company, P.C. (“Wolinetz, Lafazan & Company”), notified the Company of its resignation as the Company’s independent registered public accounting firm. On February 10, 2022, the Audit Committee of the Board engaged BDO to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021.

The reports of Wolinetz, Lafazan & Company on the Company’s consolidated financial statements for the fiscal years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and the subsequent interim periods, there were no disagreements with Wolinetz, Lafazan & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wolinetz, Lafazan & Company, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. During the fiscal years ended December 31, 2019 and 2020 and the subsequent interim periods through November 30, 2021, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company requested that Wolinetz Lafazan & Company furnish a letter addressed to the SEC stating whether it agrees with the above statements, a copy of which is filed as Exhibit 16 to the Company’s Form 8-K dated December 9, 2021.

BDO, acting as our independent auditors, has reported on our December 31, 2021, financial statements in our 2021 Annual Report, which was filed with the SEC on Form 10-K on April 22, 2022, as amended on May 2, 2022, and has served as our independent auditor since February 2022. We have selected BDO to serve as our independent auditors for the current fiscal year ending December 31, 2022. No representative of BDO will be present at the Annual Meeting.

Prior to the Audit Committee’s formation in 2021, it was the Board’s policy and practice to review and approve in advance all services, audit and non-audit, to be rendered by the Company’s independent auditors. The Board does not delegate this responsibility to Company management.

The following table shows the fees for professional services rendered to us by BDO and Wolinetz, Lafazan & Company, P.C. (“Wolinetz”) for services in respect of the fiscal year ended December 31, 2021 and 2020, respectively, which were approved by the Board or Audit Committee in accordance with its established policies and procedures.

	FISCAL	FISCAL
FEE CATEGORY	YEAR 2021 (BDO)	YEAR 2020 (Wolinetz)
Audit fees(1)	$170,016	$164,559
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total fees	$170,016	$164,559

(1)

Audit fees include fees for professional services in connection with the annual audit of our consolidated financial statements, review of our quarterly consolidated financial statements, and related services that are typically provided in connection with registration statements and other SEC filings.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee generally pre-approves all audit and permitted non-audit and tax services provided by the independent registered public accounting firm. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. During 2021, prior to the creation of our Audit Committee, our Board of Directors performed these functions. All of the services relating to the fees described in the table above were approved by our Board of Directors.

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OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2.

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PROPOSAL NO. 3 — ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Our Board of Directors proposes that shareholders provide advisory (non-binding) approval of the compensation of our named executive officers, as disclosed in this proxy statement in accordance with the SEC’s rules (commonly known as a “say-on-pay” proposal). We recognize the interest our shareholders have in the compensation of our executives and we are providing this advisory proposal in recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act.

Our named executive officer compensation program is designed to attract, motivate, and retain our named executive officers, who are critical to our success, and ensure alignment of such persons with shareholders. Under this program, our named executive officers are rewarded for their service to the Company and the realization of increased shareholder value. We believe our executive officer compensation programs also are structured appropriately to support our Company and business objectives and to conserve our scarce cash resources.

Please read the “Executive Compensation - Summary Compensation Table”, for additional details about our named executive officer compensation program.

In a non-binding advisory vote on the frequency of the say-on-pay proposal held at our 2020 annual meeting of shareholders, a majority of shareholders voted in favor of holding say-on-pay votes annually. In light of this result and other factors, the Board determined that the Company would hold advisory say-on-pay votes on an annual basis until the next required advisory vote on such frequency, which must be held no later than 2027.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company or our Board. We value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Board will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

Vote Required

The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to approve the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of the vote.

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OTHER MATTERS

Householding

The SEC’s rules permit us to deliver a single Annual Report on Form 10-K and proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings to us. To take advantage of this opportunity, we have delivered only one Annual Report on Form 10-K and proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Annual Report on Form 10-K and proxy materials, if applicable, to any shareholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the Annual Report on Form 10-K and proxy materials now or in the future, contact in writing: Issuer Direct Corporation, 1981 Murray Holladay Road, Suite 100, SLC UT, 84117 (www.issuerdirect.com). Any shareholders who share the same address and currently receive multiple copies of our Annual Report on Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their bank, broker, or other holder of record to request information about “householding” or Issuer Direct Corporation at the address or telephone number listed above.

Shareholder Proposals

Deadline for Submission of Shareholder Proposals and Recommendations for Director

Shareholder proposals for inclusion in our proxy materials for the 2023 annual meeting of shareholders must be received by us no later than March 7, 2023. These proposals must also meet the other requirements of the rules of the SEC.

Regarding proposals that shareholders otherwise desire to introduce at our annual meeting in 2023, without inclusion in our proxy statement for that meeting, written notice of such shareholder proposals for such annual meeting must be received by our Secretary not later than May 23, 2023, and, with respect to proposals for the nomination of directors, should be received by our Secretary, Keith R. Marchiando at 21 E. Long Lake Road, Suite 100, Bloomfield Hills, MI 48304, not less than 14 days nor more than 60 days prior to the 2023 annual meeting of shareholders called for the election of directors in order to be considered timely and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the shareholder proposing such matters. The matters proposed to be brought before the meeting also must be proper matters for shareholder action. If a shareholder who wishes to present such a proposal fails to notify us within the specified time frame, the proxies that management solicits for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the SEC.

The notice should set forth: (a) for each nominee (i) information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, and (ii) written consent of the nominee to be named in the proxy statement and to serve as director if so elected; (b) a brief description of any proposed business including (i) the text of such proposal and any accompanying resolutions, (ii) the reasons for conducting such business at the meeting, (iii) any material interest held by the proposing shareholder or any beneficial owner on whose behalf the proposal is made; and (c) proposing shareholder and/or beneficial owner information including, (i) name and address, (ii) the class and number of shares of capital stock held, (iii) a representation that they are the holder of record, are entitled to vote, and intend to appear in person or by proxy and propose such business or nomination, and (iv) a representation of intention to either deliver proxy statements to holders of the necessary percentage of shares or to solicit proxies in support of the proposal. The shareholder can alternatively satisfy the notice requirement by submitting proposals in compliance with SEC requirements and inclusion of such proposal within a proxy statement prepared by us.

To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 29, 2023.

Expenses of Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, certain of our Directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or electronic mail. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some shareholders in person or by mail, telephone or telegraph following the original solicitation.

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FINANCIAL MATTERS AND FORM 10-K REPORT

As noted above under “Questions and Answers – How can I access the Company’s proxy materials and annual report on Form 10-K?” we will provide each beneficial owner of our securities with a copy of our Annual Report on Form 10-K including the financial statements and schedules thereto filed with the Securities and Exchange Commission for our most recent fiscal year, without charge upon receipt of a written request from such person. Such request should be sent to: Keith R. Marchiando, Chief Financial Officer, Zivo Bioscience, Inc., 21 E. Long Lake Road, Suite 100, Bloomfield Hills, MI 48304. Alternatively, the Company’s Annual Report on Form 10-K may be accessed on the Company’s internet website at: https://www.iproxydirect.com/index.php/ZIVO.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 28, 2022

The Proxy Statement and the ZIVO Annual Report for the fiscal year ended December 31, 2021 are available at: https://www.iproxydirect.com/index.php/ZIVO.

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ZIVO BIOSCIENCE, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JULY 28, 2022 AT 11:00AM LOCAL TIME

CONTROL ID:
REQUEST ID:

The undersigned shareholder of Zivo Bioscience, Inc., a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated July 5, 2022. The undersigned hereby appoints Keith R. Marchiando, Chief Financial Officer, and John B. Payne, Chief Executive Officer, and each of them, as attorneys and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders of the Company to be at 3600 Centerpoint Parkway, Pontiac, MI 48341, on Thursday, July 28, 2022 at 11:00 a.m., EST, and at any adjournment or postponement thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/ZIVO
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF ZIVO BIOSCIENCE, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR	WITHHOLD
To elect the following person to the Board of Directors:
	Nola E. Masterson		☐	☐		Control ID:
	Christopher D. Maggiore		☐	☐		REQUEST ID:
	John B. Payne		☐	☐
	Alison A. Cornell		☐	☐
Proposal 2		→	FOR	AGAINST	ABSTAIN
	To ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2022.		☐	☐	☐

Proposal 3		→	FOR	AGAINST	ABSTAIN
	To approve (on an advisory basis) the compensation of our named executive officers.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THIS PROXY IS REVOCABLE. WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, UNLESS REVOKED IN COMPLIANCE WITH THE PROCEDURE DESCRIBED IN THE PROXY STATEMENT RELATING TO THE ANNUAL MEETING. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES IN PROPOSAL 1, “FOR” THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN PROPOSAL 2, AND “FOR” THE APPROVAL (ON AN ADVISORY BASIS) OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IN PROPOSAL 3.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2022

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)